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                                                                   Exhibit 10.28


                                    CONSENT

     In accordance with the provisions of the Engagement Agreement (the "Agreement") dated March 12,1993 between Analytical Risk Management, Ltd. ("ARM") and General American Life Insurance Company ("General American"), General American hereby consent to the assignment of the Agreement by ARM to A.R.M Financial Group, Inc., a Delaware corporation.

Executed this 8 day of September, 1993.

                                   GENERAL AMERICAN LIFE INSURANCE
                                   COMPANY--GROUP PENSION


                                   By: /s/ E. Tom Hughes
                                      -------------------------------
                                   Title: Exec. V.P. - Group Pensions